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                                                               EXHIBIT 10.19

                        FOURTH AMENDMENT
                     TO EMPLOYMENT AGREEMENT
                       DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended by an Amendment dated June 6, 1994, a Second
Amendment dated July 14, 1995 and a Third Amendment dated March 7, 1996 (the "Agreement") by and between J. Baker, Inc. and Jerry M. Socol. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1997" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1998".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:/s/ Sherman N. Baker                               April 5, 1996
         Sherman N. Baker                             Date
         Chairman of the Board of Directors




   /s/ Jerry M. Socol                                 April 5, 1996
         Jerry M. Socol                               Date